Exhibit 5.1

767 Fifth Avenue
New York, NY 10153-0119
+1 212 310 8000 tel
+1 212 310 8007 fax

March 15, 2018

Mastercard Incorporated

2000 Purchase Street

Purchase, New York 10577

Ladies and Gentlemen:

We have acted as counsel to Mastercard Incorporated, a Delaware corporation (the “Company”), in connection with the preparation and filing with the Securities and Exchange Commission (the “Commission”) of the Company’s Registration Statement on Form S-3ASR (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offer, issuance and/or sale from time to time of an indeterminate amount of (i) debt securities (the “Debt Securities”); (ii) guarantees of the Debt Securities by the Company (the “Guarantees”); (iii) preferred stock, par value $.0001 per share (the “Preferred Stock”); (iv) Class A Common Stock (the “Class A Common Stock”); (v) depositary shares (the “Depositary Shares”); (vi) purchase contracts (the “Purchase Contracts”); (vii) units (the “Units”); and (viii) warrants (the “Warrants” and, together with the Debt Securities, Guarantees, Preferred Stock, Class A Common Stock, Depositary Shares, Purchase Contracts, Units and Warrants, the “Securities”).

In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of (i) the Amended and Restated Certificate of Incorporation of the Company; (ii) the Amended and Restated By-Laws of the Company; (iii) the Registration Statement; (iv) the prospectus contained within the Registration Statement (the “Prospectus”); (v) the Form of Indenture between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”); and (vi) such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinion hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company. We have also assumed that New York is the governing law of any Depositary Shares, Warrants, Purchase Contracts and Units.

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Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

1.	Debt Securities. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Debt Securities are offered or issued as contemplated by the Registration Statement; (ii) the applicable Indenture, including any applicable supplemental indenture thereto, will have been qualified under the Trust Indenture Act of 1939, as amended; (iii) the issuance (including the execution, delivery and performance thereof) and terms of the Debt Securities and the terms of the offering and sale thereof will have been duly authorized; (iv) the terms of the Debt Securities and their issuance and sale will have been duly established in conformity with the applicable Indenture and any supplemental indenture thereto and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; (v) the Debt Securities will have been duly executed and authenticated in accordance with the applicable Indenture and supplemental indenture and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company will have received the consideration therefor, then such Debt Securities (including any Debt Securities issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

2.

Guarantees. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Guarantees are offered or issued as contemplated by the Registration Statement; (ii) the applicable indenture, including any applicable supplemental indenture thereto, will have been qualified under the Trust Indenture Act of 1939, as amended; (iii) the issuance (including the execution, delivery and performance thereof) and terms of the relevant Debt Securities and the Guarantees thereof and the terms of the offering and sale thereof will have been duly authorized; (iv) the terms of the relevant Debt Securities and the Guarantees thereof and their issuance and sale will have been duly established in conformity with the applicable indenture and any supplemental indenture thereto and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; (v) the Debt Securities will have been duly executed and authenticated, the applicable indenture or supplemental indenture containing the Guarantees will have been duly executed and delivered and the Debt Securities and Guarantees will have been

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issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company will have received the consideration therefor, then such Guarantees will constitute valid and binding obligations of the Company, enforceable against it in accordance with their terms.

3.	Preferred Stock. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Preferred Stock is offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of the Preferred Stock and the terms of the offering and sale thereof will have been duly authorized; (iii) a certificate of designations with respect to the Preferred Stock will have been duly filed with the Secretary of State of the State of Delaware; (iv) the terms of the Preferred Stock and its issuance and sale will have been duly established in conformity with the Restated Certificate of Incorporation of the Company and the applicable certificate of designations and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any securities exchange or any court or governmental body having jurisdiction over the Company; (v) the Preferred Stock will have been issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company will have received the consideration therefor, then such Preferred Stock (including any Preferred Stock issuable upon conversion, exercise or exchange of any Securities) will be validly issued, fully paid and nonassessable.

4.	Class A Common Stock. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Class A Common Stock is offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of the Class A Common Stock and the terms of the offering and sale thereof will have been duly authorized; (iii) the terms of the Class A Common Stock and its issuance and sale will have been duly established in conformity with the Restated Certificate of Incorporation of the Company and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any securities exchange or any court or governmental body having jurisdiction over the Company; (iv) the Class A Common Stock will have been issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (v) the Company will have received the consideration therefor, then such Class A Common Stock (including any Class A Common Stock issuable upon conversion, exercise or exchange of any Securities) will be validly issued, fully paid and nonassessable.

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5.	Depositary Shares. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Depositary Shares are offered or issued as contemplated by the Registration Statement; (ii) a deposit agreement relating to such Depositary Shares (“Deposit Agreement”) will have been duly executed and delivered by the Company and the depositary appointed by the Company; (iii) the issuance (including the execution, delivery and performance thereof) and terms of the Depositary Shares and the terms of the offering and sale thereof will have been duly authorized; (iv) validly issued, fully paid and nonassessable stock of the Company represented by the Depositary Shares will have been duly issued and delivered to the Depositary under the Deposit Agreement and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; and (v) the Depositary Receipts evidencing the Depositary Shares against deposit of the stock of the Company will have been duly executed, issued and delivered in accordance with the Deposit Agreement, and the Company will have received payment therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Board and otherwise in accordance with the provisions of the applicable Deposit Agreement, then such Depositary Shares (including any Depositary Shares issuable upon conversion, exercise or exchange of any Securities) will be validly issued.

6.	Purchase Contracts. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Purchase Contracts are offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of any Purchase Contracts and the terms of the offering thereof will have been duly authorized; (iii) the terms of such Purchase Contracts to be issued under any agreements, relating thereto, and the terms of the offering and sale thereof will have been duly authorized; (iv) the terms of such Purchase Contracts and their issuance and sale will have been duly established in conformity with any such agreement relating thereto and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; and (v) such Purchase Contracts will have been duly executed in accordance with any agreement relating thereto and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company will have received the consideration therefor, then such Purchase Contracts (including any Purchase Contracts issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of the Company, enforceable against it in accordance with their terms.

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7.	Units. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Units are offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of any Units and the terms of the offering thereof will have been duly authorized; (iii) the terms of such Units to be issued under any unit agreement and/or unit certificate, as applicable, and the terms of the offering and sale thereof will have been duly authorized; (iv) the terms of such Units and their issuance and sale will have been duly established in conformity with such any unit agreement and/or unit certificate and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; and (v) such Units will have been duly executed in accordance with such any unit agreement and/or unit certificate and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company will have received the consideration therefor, then such Units (including any Units issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of the Company, enforceable against it in accordance with their terms.

8.	Warrants. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Warrants are offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of any Warrants and the terms of the offering thereof will have been duly authorized; (iii) the terms of such Warrants to be issued under any warrant agreement and/or warrant certificate, as applicable, and the terms of the offering and sale thereof have will been duly authorized; (iv) the terms of such Warrants and their issuance and sale will have been duly established in conformity with such any warrant agreement and/or warrant certificate and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; and (v) such Warrants will have been duly executed in accordance with such any warrant agreement and/or warrant certificate and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company will have received the consideration therefor, then such Warrants (including any Warrants issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of the Company, enforceable against it in accordance with their terms.

The opinions expressed above with respect to validity, binding effect and enforceability are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium

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and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

The opinion expressed herein is limited to the corporate laws of the State of Delaware and the laws of the State of New York, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

We hereby consent to the use of this letter as an exhibit to the Registration Statement and to any and all references to our firm under the caption “Legal Matters” in the Prospectus which is a part of the Registration Statement. In giving such consent we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,

/s/ Weil, Gotshal & Manges LLP